UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 7, 2011

FRIENDFINDER NETWORKS INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

1-34622 (Commission File Number)	13-3750988 (IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200, Boca Raton, Florida (Address of principal executive offices)	33487 (Zip Code)

(561) 912-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 7, 2011, FriendFinder Networks Inc., a Nevada corporation (the "Company"), and JGC Holdings Limited, a British Virgin Islands limited company and a direct wholly-owned subsidiary of the Company (the "Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with BDM Global Ventures Limited, a British Virgin Islands limited company ("BDM") which owns the operations of JigoCity, Global Investment Ventures LLC and Anthony R. Bobulinski ("Bobulinski") (collectively, the "Parties").  The Parties closed the Merger simultaneously with signing the Merger Agreement on September 7, 2011.  At the closing of the merger, BDM merged into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving company and a wholly-owned subsidiary of the Company.

As a result of the Merger and pursuant to the terms of the Merger Agreement, the shareholders of BDM, in exchange for their outstanding shares and options in BDM and its subsidiaries, received merger consideration consisting of 1,555,555 shares of the Company's common stock, par value $0.001 ("Common Stock") and warrants exercisable into 6,436,851 shares of Common Stock with exercise prices ranging from $5-$18 per share with an expiration date of December 31, 2021 (the "Warrants").  The Merger Agreement provides the Parties with certain rights to seek indemnification from each other in certain circumstances, including holding 500,000 shares of Common Stock in escrow until no later than December 31, 2012 to satisfy certain potential indemnification claims under the Merger Agreement (the "Escrow Shares").

Concurrently with entering into the Merger Agreement, the Company entered into an equity put agreement with the shareholders of BDM (the "Shareholders") named therein (the "Equity Put Agreement"). Pursuant to the Equity Put Agreement, the parties thereto have agreed that the Shareholders have the option to sell all of their shares of Common Stock and Warrants back to the Company in exchange for the return of 70% of the equity in BDM if the volume-weighted average price of the Common Stock fails to exceed $12.00 per share during any 10 trading day period principally between the closing date and the later of June 30, 2014 and the date upon which the Company's current indentures are fully discharged. Additionally, pursuant to the Equity Put Agreement, if the Shareholders exercise the put right, the Parties have agreed that the Company has a right to pay them in Common Stock or cash, the difference between the highest 10 day volume-weighted average price attained by the Company's Common Stock during such period and $12.00, in which case the put right terminates.

Also concurrently with entering into the Merger Agreement, the Company entered into a registration rights agreement with Global Investment Ventures LLC ("Global Investment") and Bobulinski (the "Registration Rights Agreement").  The Registration Rights Agreement grants demand registration rights with respect to the shares of Common Stock and the shares of common stock issuable upon the exercise of the Warrants (the "Registrable Securities").  If, at any time on or after the date the Company is required to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission, Global Investment, Bobulinski and/or their assigns are not able to sell all of the Common Stock and Warrants owned by them pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act free of volume and holding period restrictions set forth therein, Bobulinski, or if Bobulinski no longer holds any Registrable Securities, the holders of a majority of the Registrable Securities may request that the Company register under the Securities Act, the resale of all or any portion of the Registrable Securities on Form S-3 (or the then appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act).

The foregoing description of the Merger Agreement, the Equity Put Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, the Equity Put Agreement, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference, and the Registration Rights Agreement, which is attached as Exhibit 10.2 to this report and is incorporated herein by reference. A copy of the Press Release announcing the completion of the acquisition of JigoCity is attached as Exhibit 99.1 to this report.

Item 3.02 Unregistered Sale of Equity Securities

Reference is made to the issuance of 1,555,555 shares of Common Stock and 6,436,851 Warrants pursuant to the Merger Agreement as described in Item 1.01 above.  The shares of Common Stock and Warrants were issued by the Company pursuant to an exemption from registration under Section 4(2) of the Securities Act, and the rules and regulations thereunder.  As discussed under Item 1.01, the Company has agreed under certain circumstances to register for resale the shares of Common Stock issued in the Merger and the shares of Common Stock issuable upon exercise of the Warrants issued in the Merger.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of  September 7, 2011, by and among FriendFinder Networks Inc., JGC Holdings Limited, BDM Global Ventures Limited, Global Investment Ventures LLC and Anthony R. Bobulinski.

10.1	Equity Put Agreement, dated as of September 7, 2011, by and among FriendFinder Networks Inc., the Shareholders and Anthony R. Bobulinski, in his capacity as the Shareholders' representative.
10.2	Registration Rights Agreement, dated as of September 7, 2011, by and among FriendFinder Networks Inc., Global Investment Ventures LLC and Anthony R. Bobulinski.
99.1	Press Release of FriendFinder Networks Inc., dated September 12, 2011, announcing the completion of the acquisition of JigoCity.

*       The exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish supplementally to the SEC, upon request, a copy of the omitted exhibits and schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDFINDER NETWORKS INC.

Dated: September 12, 2011	By: /s/ Ezra Shashoua Name: Ezra Shashoua Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of  September 7, 2011, by and among FriendFinder Networks Inc., JGC Holdings Limited, BDM Global Ventures Limited, Global Investment Ventures LLC and Anthony R. Bobulinski.

10.1	Equity Put Agreement, dated as of September 7, 2011, by and among FriendFinder Networks Inc., the Shareholders and Anthony R. Bobulinski, in his capacity as the Shareholders' representative.
10.2	Registration Rights Agreement, dated as of September 7, 2011, by and among FriendFinder Networks Inc., Global Investment Ventures LLC and Anthony R. Bobulinski.
99.1	Press Release of FriendFinder Networks Inc., dated September 12, 2011, announcing the completion of the acquisition of JigoCity.